Contingent Liabilities, Other Information, Commitments and Guarantees	12 Months Ended
Dec. 31, 2018
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Contingent Liabilities, Other Information, Commitments and Guarantees

NOTE 24—CONTINGENT LIABILITIES, OTHER INFORMATION, COMMITMENTS AND GUARANTEES

A description is provided below of the most significant judicial, arbitration and tax disputes in which TIM Group companies are involved as at December 31, 2018, as well as those that came to an end during the period.

The TIM Group has provisioned 508 million euros for those disputes described below where the risk of losing the case has been considered probable.

It should be noted that for some disputes described below, on the basis of the information available at the closing date of the Annual Report and with particular reference to the complexity of the proceedings, to their progress, and to elements of uncertainty of a technical-trial nature, it was not possible to make a reliable estimate of the size and/or times of possible payments, if any. Moreover, in those cases in which disclosure of information on a dispute could seriously jeopardize the position of TIM or its subsidiaries, only the general nature of the dispute is described.

In relation to the proceedings with the Italian Competition Authority, based on Article 15, paragraph 1 of Italian Law 287/1990 (“Antitrust regulations”), the Italian Antitrust Authority has the right to impose an administrative sanction calculated on the turnover of the Group in cases of serious breaches.

A) SIGNIFICANT DISPUTES AND PENDING LEGAL ACTIONS

International tax and regulatory disputes

As at December 31, 2018, the Brazil Business Unit is involved in tax and regulatory disputes, the outcome of which is estimated as a possible loss amounting to 16.5 billion reais. The main types of disputes involved are listed below, classified on the basis of the taxation level to which they relate.

Federal Taxes

On March 22, 2011, TIM Celular S.A. (a company incorporated into TIM S.A. starting from October 31, 2018) was served notice of a tax assessment issued by the Federal Tax Authorities of Brazil for a total sum of 1,265 million reais as of the date of the notification, including fines and interest, as a result of the completion of a tax investigation of financial years 2006, 2007, 2008 and 2009 for the companies TIM Nordeste Telecomunicações S.A. and TIM Nordeste S.A. (formerly Maxitel), companies which have been progressively incorporated into TIM Celular with the aim of rationalizing the corporate structure in Brazil.

The assessment notice includes various adjustments; the main claims may be summarized as follows:

•	non-recognition of the fiscal effects of the merger of TIM Nordeste Telecomunicações S.A. and Maxitel S.A.;

•	non-recognition of the tax-deductibility of the write-down of goodwill relating to the purchase of Tele Nordeste Celular Participações S.A. (“TNC”);

•	denial of certain tax offsets; and

•	denial of the SUDENE territorial tax benefit due to alleged irregularities in the management and reporting of the benefit.

The adjustments included in the assessment notice were challenged by TIM Celular, in administrative proceedings, through the presentation of its first objections on April 20, 2011. On April 20, 2012, TIM Celular received notification of the decision of the administrative court of first instance which confirmed the findings set out in the assessment notice; TIM Celular promptly filed an appeal against this decision on May 21, 2012.

The Company, as confirmed by fitting legal opinions, believes it is unlikely that the company could suffer any negative consequences in relation to these matters.

At the federal level, disputes involving the following are also noted:

•	use of tax losses;

•	tax deductibility of the amortization of goodwill;

•	taxation on income from certain types of exchange movements;

•	withholding of taxes on certain types of payments made abroad (for example, payments for international roaming); and

•	offsetting between debt taxes and credit positions of group companies.

The overall risk involved in connection with these cases that is considered possible amounts to 4.0 billion reais as of December 31, 2018.

State Taxes

In connection with state taxes, there are numerous disputes regarding ICMS, and in particular:

•

disputes concerning the reduction of the tax base through discounts granted to customers: in addition to disputes regarding the use of tax credits declared by group companies against the repayment of telephone terminals on loan, and following the detection of subscription fraud perpetrated against the companies, subjecting certain types of fees to ICMS, accrued in favor of group companies and classified by them as fees for services other than telecommunications;

•

disputes concerning the use of the “PRO-DF” tax benefit originally granted by some states and subsequently declared unconstitutional (the dispute refers to the actual credit for ICMS, declared by the TIM Celular on the basis of the aforementioned facilitation provisions);

•

disputes relating to the use of credits for ICMS, recognized by Group companies as a result of the acquisition of tangible assets, and in relation to the supply of electricity to the Companies, as well as in the application of the provisions on acting as a withholding agent; and

•	penalties imposed on group companies for irregularities in tax return compliance.

In February 2018 the State of São Paulo notified two tax assessments regarding ICMS to TIM Celular, for a total amount of 679 million reais (at the date of the assessment, including fines and interest). The first assessment (344 million reais) regarded a challenge of ICMS credits in relation to acting as a withholding agent, applicable when equipment is bought and distributed in different States. The second assessment (335 million reais) challenged ICMS credits deriving from the “special credit” recognized by the company to its prepaid customers, against subsequent top-ups.

In June 2018 the State of São Paulo notified TIM Celular of two further tax assessments, again relating to ICMS, for a total amount of 369 million reais (as of the date of the assessment, including fines and interest). This assessment relates to ICMS credits deriving from the “special credit” recognized by TIM Celular (incorporated by TIM S/A to its prepaid customers against subsequent top-ups, as well as to the fines imposed for ICMS breaches. For a portion of the claim, TIM Celular authorized payment of the amount requested (73 million reais), instead of starting legal proceedings, benefiting from a discount on the fine. The dispute continues for the remaining amount of 296 million reais.

Overall, the risk for these cases that considered possible amounts to 8.9 billion reais as of December 31, 2018.

Municipal Taxes

Among disputes classified with a “possible” degree of risk, there are some relating to municipal taxes for a total amounting to around 0.7 billion reais as of December 31, 2018.

FUST and FUNTTEL

The main complaints concerning the contributions to the regulatory body (Anatel), and in particular in terms of FUST and FUNTTEL, concern the subjection of revenues from interconnection to these withdrawals.

Altogether the risk for such cases, considered possible, amounts to 2.9 billion reais as of December 31, 2018.

Exclusion of ICMS from the PIS/COFINS tax base

In March 2017, the Supreme Federal Court of Brazil recognized the inclusion of ICMS in the calculation of the PIS/COFINS contribution as unconstitutional. TIM Participações, through its subsidiary company TIM S.A. (previously named “Intelig Telecomunicações Ltda”), as the incorporating company of TIM Celular S.A., as well as other companies belonging in the past to the Tim Brasil Group, that submitted applications of the same nature, have been involved in legal proceedings since 2006, requesting reimbursements within the statutory period of five years (from 2001).

Taking into account the ruling of the aforementioned Supreme Court, in favor of taxpayers, TIM Celular with the approval of its legal advisors, decided not to include ICMS when calculating the PIS/COFINS contribution, beginning in April of 2017.

For some of these proceedings, the Court of Appeal has already given a favorable decision, in line with that of the Supreme Court, and the appeals presented by the tax authorities were rejected, on the basis of the same arguments. Despite the tax authorities representative’s request to limit the retroactive nature of the decisions, the Company—again with the approval of its legal advisors, believes that the decisions will not affect the rights claimed through legal proceedings.

The Company has estimated that at the end of the proceedings, after the definitive rulings and completion of consequential activities, the receivables would amount to approximately 3.3 billion reais, of which 1.9 billion reais from tax, and 1.4 billion reais from legal revaluation. Moreover, in respect of this potential tax credit, in the course of 2018, following a definitive and indisputable decision, the Company recognized a receivable of to 353 million reais.

Administrative offense charge pursuant to Legislative Decree 231/2001 for the so-called TIM Security Affair

In December 2008 TIM received notification of the application for its committal for trial for the administrative offense specified in articles 21 and 25, subsections 2 and 4, of legislative decree no. 231/2001 in relation to the affairs that involved several former employees of the Security function and former collaborators of the Company charged among other things with offences involving corruption of public officials, with the object of acquiring information from confidential files. In May 2010 TIM ceased being a defendant in the criminal trial, after the Judge for the Preliminary Hearing approved the motion for settlement of the proceedings (plea bargaining) presented by the Company. In the hearing before Section One of the Milan Court of Assizes, TIM acted in the dual role of civil party and civilly liable party. In fact, on the one hand it was admitted as civil party against all the defendants for all charges, and on the other it was also cited as the party with civil liability pursuant to article 2049 of the Italian Civil Code for the actions of the defendants in relation to 32 civil parties. Telecom Italia Latam and Telecom Italia Audit and Compliance Services (now incorporated into TIM) also participated in the hearing as civil parties, having filed appearances since the Preliminary Hearing and brought charges against the defendants for hacking.

After the lengthy evidentiary hearings, 22 civil parties filed claims for compensation, including against TIM as civilly liable party, for over 60 million euros (of which over 42 million euros was requested by a single civil party). The Company itself, as civil party, also summarized its conclusions against the defendants, requesting that they be found liable for all the damages suffered as a result of the facts of the case. In February 2013, Section 1 of the Milan Court of Assizes issued the first instance judgment, sentencing the defendants to terms of imprisonment of between 7 years and 6 months and one year. The Court also recognized that there had been non-pecuniary damage to some of the civil parties as a consequence of the alleged facts, and sentenced the defendants, jointly and severally with civilly liable party TIM, to compensate said damages, totaling 270,000 euros (in part jointly and severally with Pirelli) plus legal fees; at the same time the Court also sentenced the defendants to pay compensation for pecuniary and non-pecuniarydamages incurred by the Company, granting it a provisional sum of 10 million euros. The judgment also recognized the existence of non-pecuniary damage to the companies Telecom Italia Latam and Telecom Italia Audit & Compliance Services, sentencing the defendants to pay compensation for damages on an equitable basis of 20,000 euros for each company. In November 2013 the grounds for the judgment in the first instance were published (which, for its part, the Company decided not to contest). At the end of the appeal, which was brought by the convicted defendants, the judgment in the first instance was partly reversed. The appeal judge took note of the fact that the time-limit had expired on the majority of the charges, and made an order not to proceed against the defendants who had been convicted in the lower court, with the exception of two, who were found guilty of the offence of revealing information which was subject to a prohibition on disclosure. As for the civil judgments, the Court revoked those made by the judge of first instance and ruled in favor of three ministries, AGCM and the Revenues Agency. The Court also decided to revoke the provisional sum of 10 million euros awarded to the Company as civil party at the end of the proceedings in the court of first instance, making a generic ruling that the defendants should pay compensatory civil damages. Finally, the appeal judge also rejected all the demands for compensation advanced on appeal by certain civil parties for a total of about 60 million euros, in respect of which the Company has the role of party liable for damages. At the end of the appeal, therefore, the appeals court upheld the prior ruling, confirming that TIM, as the party liable for damages, had already paid the parties. The three defendants brought an appeal to the Court of Cassation against the judgment of appeals court issued by the Milan Appeal Court of Assizes.

In April 2018 the Supreme Court of Italy confirmed the convictions of the defendants and canceled the civil rulings, remanding the issue generically to the civil court, for a more careful assessment of the claims made, above all concerning the quantum of evidence. It also canceled and remanding the confiscation in favor of the State, which will have to be reassessed by a different section of the Milan Court of Assizes of Appeal.

Golden Power Case

In August 2017 the office of the Prime Minister initiated proceedings against TIM and Vivendi in order to verify the fact that TIM has an obligation to notify, pursuant to the Golden Power provisions, Vivendi’s acquisition of corporate control of TIM and the strategic assets it holds. In September 2017, the proceedings in question concluded by ascertaining that this obligation did exist for TIM effective as of May 4, 2017 the date of the shareholders’ meeting that renewed TIM’s corporate bodies.

As a result of this decision of the office of the Prime Minister a new administrative procedure was started for the possible imposition on TIM of a pecuniary sanction according to the Golden Power provisions for non-compliance with the notification obligation. The procedure was closed on May 8, 2018 with the imposition of a fine of 74.3 million euros.

The Company believe it will be able to demonstrate that there were no obligations to notify with respect to Vivendi’s control and it has already submitted an extraordinary appeal to the President of the Republic to request the cancellation of the order of September 2017 and appealed the aforementioned fine and decision of May 8, 2018 requesting its precautionary suspension. With an order in July 2018, the Lazio TAR granted this application and suspended payment of the fine, setting a date for the appeal. In May 2018, a guarantee bond for 74.3 million euros was also issued in favor of the office of the Prime Minister. TIM was requested to submit such bond for its application to the Lazio TAR for precautionary suspension of the collection of the fine imposed for alleged breach of Article 2 of Decree Law 21 of March 15, 2012 the “Golden Power” law.

Moreover, the office of the Prime Minister exercised the special powers laid down by the Golden Power provision through two specific rulings in October and November 2017 with which it set specific prescriptions and conditions on TIM S.p.A. and the companies of the Telecom Italia Group, Telecom Italia Sparkle and Telsy Elettronica e Telecomunicazioni.

The prescriptions, according to the Administrative Authority, are premised on understanding that these companies, in part, perform activities relevant for national security and as far as TIM is concerned to the fact that it owns the infrastructure and the systems used to provide access to end-users of services covered by the universal service obligation.

Any failure on the part of the recipients of the orders to execute the conditions and prescriptions is sanctioned in the same way as failure to notify significant acts for the purpose of the application of Golden Power provisions.

The companies subject to the prescriptions are required to send periodic reports to a special Monitoring Committee established at the office of the Prime Minister in order to verify compliance with the aforementioned prescriptions.

In December 2017 the Group sent the office of the Prime Minister the first compliance report outlining all the proposals and activities put in place to follow through with the prescriptions.

TIM has also submitted an extraordinary appeal to the President of the Republic in this instance to request cancellation of the orders in question.

The premise for exercising special powers was referred to the de facto control resulting from the outcome of the shareholders’ meeting of May 4, 2017 and to the direction and coordination of TIM by Vivendi. Both of these circumstances no longer apply, given:

•	at the shareholders’ meeting of May 4, 2018, the slate presented by the shareholders Elliott lnternational LP, Elliott Associates LP and The Liverpool Limited Partnership received the majority vote;

•	the Board of Directors was re-appointed with 13 independent directors out of a total of 15, with only 5 from the slate presented by Vivendi; and

•	Vivendi no longer has direction and coordination, nor is there de facto control as a result.

Consequently, the Company requested the office of the Prime Minister to revoke the two decrees and communicated that, in the alternative, it was willing to cooperate with the office to define new measures applicable to TIM in view of the changed situation.

In a decree of July 6, 2018, the Prime Minister’s Office did not consider an additional exercise of special powers, upholding the validity of the two Decrees already issued and rejecting the request to revoke them. The office of the Prime Minister reasoned that the new governance structures of the Company would be highly variable and thus would not allow for the rulings according to which the special powers were exercised to be overruled, save for the need to protect the public interest as regards network security and operation.

The Company filed additional arguments against the Prime Minister’s resolution of July 6, 2018, rejecting the appeal for revocation presented by the Company on the outcome of their changed corporate governance situation in the previous appeals filed against the Prime Minister’s decrees of October 16 and November 2, 2017.

Italian Competition Authority Case A428

At the conclusion of case A428, in May 2013, Italian Competition Authority AGCM imposed two administrative sanctions of 88,182,000 euros and 15,612,000 euros on TIM for abuse of its dominant position. The Company allegedly (i) hindered or delayed activation of access services requested by OLOs through unjustified and spurious refusals; (ii) offered its access services to final customers at economic and technical conditions that allegedly could not be matched by competitors purchasing wholesale access services from TIM itself, only in those geographic areas of the Country where disaggregated access services to the local network are available, and hence where other operators can compete more effectively with the Company.

TIM contested the decision with the Lazio Regional Administrative Court (TAR) in July 2013, requesting suspension of payment of the fine. Specifically, TIM argued that: the right of defense in the proceedings had been infringed; that the alleged organizational arrangements disputed by the AGCM and purportedly at the basis of the infringement of provisioning processes for OLOs had been the subject of specific provisions by the Authority for the sector (AGCom); that a comparative analysis of internal/external provisioning processes in truth resulted in improved outcomes for the OLOs with respect to TIM’s Retail division and as such no form of inequality of treatment and/or opportunistic conduct by TIM existed; and (with reference to the second count of abuse) that the conduct challenged was not capable of squeezing the margins of the OLOs.

In May 2014, the judgment of the Lazio TAR was published, rejecting TIM’s appeal and confirming the fines imposed in the original order challenged. In September 2014 the Company appealed against this decision.

In May 2015, with the judgment no. 2497/15, the Council of State found the decision of the court of first instance did not present the deficiencies alleged by TIM and confirmed the AGCM ruling. The company had already proceeded to pay the fines and the accrued interest.

In a decision notified in July 2015, AGCM started proceedings for non-compliance against TIM, to ascertain if the Company had respected the order to abstain from engaging in practices analogous to those ascertained by the final decision in the A428 case of May 2013.

On January 13, 2017 TIM was notified of the conclusive assessment of the Italian Competition Authority (AGCM), acknowledging that TIM has fully complied with the judgment in proceedings A428 and that therefore the conditions did not exist for the imposition of any sanctions for non-compliance.

AGCM also recognized that TIM’s behavior subsequent to the 2013 proceedings had been focused on continuous improvement of its performance in the supply of wholesale access services concerning not only the services which were the subject of the investigation, but also new, super-fast broadband access services. In assessing compliance, AGCM recognized the positive impact of the ongoing implementation of TIM’s New Equivalence Model (NME). The AGCM decision orders TIM to: (i) proceed with the implementation of the NME until its completion which is expected to be by April 30, 2017; (ii) to inform the Authority about the performance levels of the systems for providing wholesale access services and about the completion of the corresponding internal reorganization plan by the end of May 2017. The Company quickly complied with both orders, and AGCM communicated its satisfaction on August 9, 2017.

Vodafone lodged an appeal with the Lazio Regional Administrative Court against the final decision in the proceedings for non-compliance taken by AGCM. TIM filed an appearance, as it did in the further proceedings brought in the month of March 2017 by the operators CloudItalia, KPNQWest Italia and Digitel.

Vodafone (A428)

In August 2013, Vodafone, as incorporating company of operator Teletu, submitted to the Milan Court a huge claim for damages for presumed abusive and anticompetitive behavior (founded principally on ICA case A428) which TIM allegedly implemented in the period 2008-2013. The pecuniary claim was quantified by Vodafone as an estimated sum of between 876 million euros and 1,029 million euros.

In particular, Vodafone alleged technical boycotting activities, with refusal to activate lines requested for Teletu customers (in the period from 2008 to the month of June 2013), together with the adoption of allegedly abusive price policies for wholesale network access services (period from 2008 to the month of June 2013). Furthermore, the other party complained of the presumed application of discounts to business customers capable of squeezing competitors’ margins (“margin squeeze”) and the carrying out of presumed illegal and anticompetitive winback practices (in the period from the second half of 2012 to the month of June 2013).

TIM filed an appearance, challenging the claims made by the other party regarding the merits and the amount and making a counterclaim. Following the August 2016 decision by the Court of Cassation which confirmed that the Milan Court had jurisdiction to decide the dispute, the merits of the case will be decided at the hearing in December 2016.

With a writ of summons dated May 28, 2015 before the Milan Court, Vodafone has advanced further claims for compensation, based on alleged practices similar to those ascertained by the ICA in case A428 and referring to alleged damages it suffered in the period July 2013-December 2014 (and therefore over a period of time subsequent to the period of the similar compensatory judgment mentioned above), for approximately 568.5 million euros.

The case also contains a reservation of further damages to be quantified, during the proceedings, for the following periods, the claimant alleging that the presumed abusive conduct of TIM continued. TIM filed an appearance, challenging the claims made by the other party regarding the merits and the amount and making a counterclaim.

In an order made on October 6, 2016, the judge accepted Vodafone’s petition to join the two A428 proceedings it had initiated. At the end of the reinstatement proceedings of December 21, the terms were established for the preliminary briefs and a hearing was fixed for July 11, 2017 for the admission of evidence.

When the first preliminary brief was filed, following the favorable outcome for TIM of proceedings A428-C (which confirmed the absence of improper conduct by the Company under A428 after 2013), Vodafone decided nonetheless to file further claims for 2015-2016, thus restating its total claim to be 1,812 million euros, which was also disputed and rebutted by TIM.

COLT TECHNOLOGY SERVICES

With a writ of summons served in August 2015 before the Milan Court, operator Colt Technology Services claimed damages based on the decisive order in case A428, referring to alleged damages suffered over the period 2009/2011, due to the presumed inefficient and discriminatory conduct of TIM in the process of supplying wholesale services. The damage claim was quantified as 27 million euros in loss of profits for the alleged non-acquisition of new customers, or for the alleged impossibility of supplying new services to the customers it had already acquired; the other party also formulated a request for compensation for the damages to its image and commercial reputation. This case follows the extrajudicial claim for approximately 23 million euros, previously advanced by Colt in June 2015, which the Company rejected in its entirety. TIM filed an appearance, contesting all of the plaintiff’s allegations.

KPNQWest Italia S.p.A.

With a writ of summons before the Rome Court, KPNQWest Italia sued TIM, claiming damages totaling 37 million euros for alleged abusive and anti- competitive conduct in the period 2009-2011, through technical boycotting (refusals to activate wholesale services—KOs); these claims were based on the content of the Italian Competition Authority decision in the A428 case. TIM filed an appearance, contesting all of the plaintiff’s allegations. The first hearing took place in May 2016.

TELEUNIT

With a writ of summons before the Rome Court, Teleunit claimed 35.4 million euros in compensation from TIM, based on the known decision of the Italian Competition Authority that settled the A428 case. Specifically, the other party complained that in the period 2009/2010 it had suffered abusive conduct on TIM’s part in the form of technical boycotting (refusals to activate network access services—KOs), and anticompetitive practices in the form of margin squeezing (excessive squeezing of discount margins, considered abusive inasmuch as it cannot be replicated by competitors). TIM filed an appearance, contesting all of the plaintiff’s allegations.

With a writ of summons issued in October 2009 before the Milan Appeal Court, Teleunit asked that TIM alleged acts of abuse of its dominant position in the premium services market be ascertained. The plaintiff quantified its damages at a total of approximately 362 million euros. TIM filed an appearance, contesting the claims of the other party.

After the ruling of January 2014 with which the Court of Appeal declared that it was not competent in this matter and referred the case to the Court, Teleunit reinstated the case before the Milan Court the following April. TIM filed an appearance in the reinstated proceedings challenging the plaintiff’s claims.

In its May 2017 judgment, the Milan Court rejected Teleunit’s claim in its entirety, and ordered the company to pay the legal costs of the case. This judgment was appealed by Teleunit, in June 2017, before the Milan Court of Appeal. TIM filed an appeal challenging the arguments presented by the other party and asking that the judgment in the first instance be fully confirmed.

In its March 2018 order, the Milan Court of Appeal declared Teleunit’s appeal (pursuant to Article 348-bis of the Italian Code of Civil Procedure) to be manifestly without foundation, and thus inadmissible. In May 2018 Teleunit appealed the judgment of the Court of Appeal to the Court of Cassation. TIM served a defense on the appellant, requesting that the appealed ruling (including the judgment in the first instance) be confirmed in full.

SIPORTAL

The claim brought against TIM by Siportal is pending before the Rome Court. It claims a total of approximately 48.4 million euros for alleged damages due to the technical boycotting it suffered from 2009 to 2011 and the inertial effects of the abuse until 2015, with the loss of commercial partners and further customer acquisitions (the last damage item has been quantified as 25 million euros). The suit is based on the known Competition Authority ruling that settled case A428. The Company filed an appearance, rejecting all of the other party’s allegations.

MC-Link

MC-Link filed a damages claim for 51 million euros by writ of summons before the Rome Court, as compensation for TIM’s alleged anticompetitive and abusive conduct over the period 2009-2012 in the form of technical boycotting (refusals to activate wholesale access lines—KOs). The claim was based on of the decision of the Italian Competition Authority in the A428 case. TIM filed an appearance, contesting all of the plaintiff’s allegations. The first hearing took place in February 2019.

Italian Competition Authority Case I-761

With a ruling issued on July 10, 2013, AGCM (the Italian Competition Authority) included TIM in the investigation started in March 2013 into firms active in the fixed network maintenance sector. The investigation aims to establish if an agreement prohibited under article 101 of the Treaty on the Functioning of the European Union existed among firms.

The proceedings were initiated after Wind filed two complaints in which the ICA was informed that, based on an invitation to bid for the assignment of network corrective maintenance services, it had encountered substantial uniformity of prices offered by the aforementioned enterprises and a significant difference from the offers submitted subsequently by other and different companies.

The ICA alleged that TIM carried out a role of coordinating the other parts of the procedure, both during the formulation of the offers requested by Wind and in relation to the positions represented to communications regulator AGCom.

TIM challenged these proceedings before the Administrative Court (TAR), sustaining that the ICA does not have competence in this matter.

On July 7, 2014, the ICA announced the extension of the proceedings to confirm whether the Company, abusing its dominant position, put in place initiatives that might influence the conditions of the offer of accessory technical services when the offers of the maintenance businesses to Wind and Fastweb were being formulated. With the extension provision, the ICA has also extended the deadline for closing the proceedings from the original date of July 31, 2014 to July 31, 2015. This extension was also challenged before the Lazio Administrative Court (TAR) sustaining that the Italian Competition Authority does not have competence in this matter.

In November 2014, for reasons of procedural economy and also convinced that it was acting legitimately, TIM presented to the Authority a proposal of undertakings in order to resolve the competition concerns subject of the investigation. In its resolution of December 19, 2014 the ICA considered that these undertakings were not manifestly groundless and later ordered their publication for the purposes of market testing.

On March 25, 2015, the ICA definitively rejected the aforesaid undertakings, considering them not suitable for removing the anticompetitive aspects investigated.

On July 21, 2015 the Communication of the Results of the Investigation was served on the parties to the proceedings, in which the Offices of ICA expressed their position in the sense of (i) archiving the complaints regarding the abuse of dominant position and (ii) confirming, instead, that there exists between TIM and the maintenance firms an agreement to coordinate the economic offers drawn up for Wind and Fastweb, and to prevent the unbundled supply of the ancillary technical services.

On December 16, 2015, the final order was issued, confirming the conclusions of the Communication of the Results of the Investigation, sustaining that, between 2012 and 2013, there existed an agreement that restricted competition, and as a result imposed on the Company a fine of 21.5 million euros. In March 2016, the Company payed it. The relevant market is the corrective maintenance (assurance) market and, more precisely, the market for troubleshooting the TIM LLU lines. The purpose of the conduct maintained by the Company and the network firms would have been to limit competition and prevent the evolution of forms of unbundled supply of ancillary technical services.

TIM appealed the order before the Lazio Regional Administrative Court. In judgment no. 09554/2016 issued in September 2016, the appeal was dismissed, and the Company appealed this decision to the Council of State. The appeal before the Council of State is still pending.

WIND (I-761)

With a writ of summons before the Court of Milan, Wind sought a 57 million euro compensation from TIM for damages arising from alleged anti-competitive conduct censured in the ICA case I-761 (on corrective maintenance). According to the plaintiff, this conduct delayed and hindered its ability to obtain more favorable conditions in the unbundled purchase of service to repair faults on the LLU access lines, and their effects, initially stated to have been lasted until December 2015 and subsequently alleged by Wind to be ongoing, TIM filed an appearance challenging the plaintiff’s requests. The proceeding is still pending.

VODAFONE (I-761)

With a writ of summons before the Milan Court, Vodafone sued TIM and other network companies, seeking compensation from the Company (and from the other network companies) of approximately 193 million euros for damages arising from alleged anti-competitive conduct censured in the ICA case I-761 (on corrective maintenance). The period of the alleged infringements is 2011 to 2017.

More precisely, Vodafone alleges TIM breached competition rules in the wholesale markets for the access to its fixed network (LLU lines; Bitstream; WLR), through the abuse of a dominant position and an unlawful agreement with the maintenance companies to keep the monopoly on the offer of corrective maintenance services on its network. In particular, this restrictive agreement would have concerned the coordination, by the Company, of the financial conditions contained in the offers submitted by the aforementioned maintenance companies to the OLOs at artificially high prices, in order to give the impression that the unbundling of the service itself were not convenient. The Company filed an appearance, contesting all of the other party’s requests. The proceeding is still pending.

Italian Competition Authority Case A514

In June 2017 the Italian Antitrust Authority (AGCM) started proceedings A514 against TIM, to ascertain a possible abuse of its dominant market position in breach of article 102 of the “Treaty on the Functioning of the European Union”. The proceedings were started based on complaints filed in May and June 2017, by Infratel, Enel, Open Fiber, Vodafone and Wind Tre, and concerns a presumed abuse of TIM’s dominant position in the market for wholesale access services and for retail services using the broadband and ultrabroadband fixed network.

In particular, the AGCM hypothesized that TIM had adopted conduct aimed at: i) slowing and hindering the course of the Infratel tender processes so as to delay, or render less remunerative the entry of another operator in the wholesale market; ii) pre-emptivelysecuring customers on the retail market for ultrabroadband services by means of commercial policies designed to restrict the space of customer contendibility remaining for the competitor operators.

After the start of the proceedings, the Authority’s officials carried out an inspection at some of TIM’s offices in the month of July 2017. On November 2, 2017, TIM filed a defense in which, in support of the correctness of its actions, it challenged all the arguments that the behavior it had allegedly indulged in, and which are the object of the case, were actually unlawful.

On February 14, 2018, AGCM resolved to extend the scope of the case to investigate further behavior concerning TIM’s wholesale pricing strategy on the market for wholesale access to broadband and ultra-broadband and the use of the confidential information of customers of the alternative operators. On July 5, 2018, TIM filed proposed undertakings which, if accepted by the Authority, would close the investigation without any offense being established or sanction being administered. The undertakings were considered as admissible by the Authority, that market tested them in August and September 2018.

On October 30, 2018, TIM replied to observations made by third parties during the market test. Third parties expressed concerns about the effectiveness of the undertakings offered by TIM. As a result, in order to meet these concerns, TIM modified its proposed undertakings. In its December 4, 2018 decision, the Italian Antitrust Authority (AGCM) ultimately rejected the proposed series of undertakings as it considered them unsuitable in light of the objections raised. The proceeding is currently set to end by May 31, 2019.

Antitrust Case I799

On February 1, 2017, AGCM initiated investigation proceedings for possible breaches of Article 101 TFEU (ban on competition-restricting agreements) against TIM S.p.A. and Fastweb S.p.A., following the signing of an agreement aimed at establishing a joint cooperative enterprise Flash Fiber S.r.l.. In agreement with Fastweb, TIM has submitted several amendments to the agreements signed to the AGCM, in the form of proposed commitments, aimed at settling the proceedings without accepting the violation and, therefore, without any financial penalty. On March 28, 2018 AGCM resolved to approve the undertakings, make them binding on each party, and closed the proceeding without the imposition of any fine.

On June 11, 2018, Open Fiber S.p.A. and Wind Tre S.p.A. filed separate appeals to the Lazio Regional Administrative Court (TAR) against the order closing case I-799 with the acceptance of the undertakings. They allege that this order had a series of procedural and substantial defects. Open Fiber S.p.A. also asked for precautionary suspension of the order. In its July 19, 2018 ruling, the TAR rejected Open Fiber’s request for precautionary suspension since there were no exigent circumstances. Open Fiber’s appeal hearing is set for February 2020 and Wind Tre’s is set for May 2019.

Vodafone

In June 2015 Vodafone issued proceedings for damages in the Milan Court for alleged abuse of a dominant position by TIM in the bitstream “NGA” and “VULA” fibre access services market, initially claiming around 4.4 million euros, increased to a figure ranging from 30 to 48.9 million euros.

The complaint alleged that TIM implemented aggressive offers to obtain customers hindering of Vodafone’s access to the fibre network to make it more difficult for it to provide ultrabroadband service to its customers.

The Company filed an appearance contesting all the allegation of the other party, and subsequently also its revision of the size of the damages claimed during the proceedings in 2016.

EUTELIA and VOICEPLUS

In June 2009, Eutelia and Voiceplus asked that alleged acts of abuse by TIM of its dominant position in the premium services market (based on the public offer of services provided through so-called Non Geographic Numbers) be investigated. The complainants quantified their damages at a total of approximately 730 million euros.

The case follows a precautionary procedure in which the Milan Appeal Court prohibited certain behaviors of the Company relating to the management of some financial relations with Eutelia and Voiceplus concerning the Non Geographic Numbers, for which TIM managed the payments from the end customers, on behalf of such OLOs and in the light of regulatory requirements. After the ruling with which the Milan Court of Appeal accepted TIM’s objections, declaring that it was not competent in this matter and referring the case to the Civil Court, Eutelia in extraordinary administration and Voiceplus in liquidation resubmitted the matter to the Milan Court. The first hearing took place in the month of March 2014. TIM filed an appearance challenging the claims of the other parties. After the collapse of Voiceplus, the Milan Court declared the case suspended, in an order in September 2015. The case was later resumed by Voiceplus.

With a judgment issued in February 2018, the Milan Court accepted TIM’s defense and rejected the plaintiffs’ claim for compensation, ordering them, jointly and severally, to pay the legal costs. In March 2018, Eutalia and Voiceplus proposed an appeal against the judgment in the first instance. TIM appealed the claim, requesting confirmation in full of the judgment in the first instance.

SKY

In 2016, TIM initiated civil proceedings against SKY Italia in the Milan Court, asking the court to void a contract signed by the two companies in April 2014 for the delivery and marketing, between 2015 and 2019, of the SKY IPTV (Internet Protocol Television) offer on the TIM IPTV platform, due to abuse of dominant position by Sky Italia.

In the alternative, the Company also asked the court to reduce to a fair level the amounts demanded by SKY by way of the so-called Guaranteed Minimums (“penalties”) alleging that they were established to SKY’s advantage and related to predetermined customersign-up and churn-rate thresholds in the five years of the partnership.

SKY filed an appearance in February 2017, challenging TIM’s claim and demanding payment of the Guaranteed Minimums it claimed to have accrued, a request which was opposed by the Company. TIM is waiting for a decision after the hearing held on April 4, 2019.

28-day billing

Resolution 121/17/CONS, of March 2017, with which AGCOM supplemented its resolution 252/16/CONS, constitutes the concluding act of a regulatory process intended to safeguard price transparency and comparability of economic terms and conditions.

Resolution 121/17/CONS, inter alia, introduced instructions on billing intervals for telephony, prescribing, specifically for fixed telephony, that the interval should be monthly, or multiples thereof, and, for mobile telephony, that it should be at least four-weekly.

TIM appealed Resolution 121/17/CONS to the Regional Administrative Court, alleging that AGCOM was exceeding its powers; the judgement rejecting the appeal was published on February 12, 2018.

TIM will challenge the decision to the Council of State.

In December 2017, AGCOM, with Resolution 499/17/CONS, found that TIM had breached the provisions of Resolution 121/17, by adopting intervals of a month, or multiples thereof, as the basis for billing its fixed telephony offers. It fined TIM 1,160,000 euros, ordering it take action—when the billing cycle was restored to monthly or multiples thereof—to reverse the charges levied for the number of days after June 23, 2017 that the users had not used the service due to the lack of alignment between the four-weekly and the monthly billing cycle.

TIM also appealed this second Resolution to the Regional Administrative Court of Lazio, asking for a preliminary suspension which, on February 22, 2018, was accepted by the Regional Administrative Court of Lazio limited to the reimbursement orders and the scheduling the hearing for consideration of the merits on November 14, 2018.

Law no. 172 of December 4, 2017 decreed that contracts for the supply of electronic communications services should obligatorily prescribe that the renewal of offers and the invoicing of services be based on a month, or multiples thereof.

TIM will adapt to this order within the period of time prescribed by law, namely, within 120 days of April 5, 2018 when the law goes into effect.

On March 7, 2018, TIM was notified of a further resolution (Resolution 112/2018/CONS) with which AGCOM (i) warned the Company, with regard to fixed phone services only, to postpone the starting date of invoices issued after the return to monthly invoicing by the same number of days as those presumably deducted starting from June 23, 2017 with the four-weekly invoicing cycle; and (ii) revoked in the part resolution 499/17/CONS, in which TIM was ordered to repay the amounts presumed eroded starting from June 23, 2017, with the four-weekly billing cycle.

The aforementioned resolution was challenged by TIM on March 16, 2018, with an additional submission triggered as part of the appeal against resolution 499/17/CONS and a request for single precautionary measures, which was provisionally granted until the hearing before the Council on April 11, 2018, and with a Presidential Decree published on March 26, 2017.

After the notification by AGCom, on April 9, 2018, of Presidential Decree 9/18/PRES, which amended resolution 112/18/CONS in respect to parts prescribing that deferment of billing had to take place when the billing cycle was restored to monthly intervals, or multiples thereof, also ordering that the timescales for complying with the order would be identified after hearings with the operators and the main consumer protection associations, TIM and the other operators affected by the Presidential Decree withdrew their application for precautionary measures.

On May 7, 2018, TIM also appealed AGCom Presidential Decree 9/18/PRES and Resolution 187/18/CONS, which ratified this decree. On July 3, 2018, AGCom published new resolution (269/18/CONS), with which it set December 31, 2018 as the date by which the operators must return to their fixed network customers a number of days of service equal to those eroded as an effect of 28-day billing, or offer to the affected customers any alternative compensatory measures, after having notified AGCom of them. In line with the actions it has undertaken and the arguments it has made so far. TIM appealed this resolution.

In September 2018, TIM also appealed Resolution 297/18/CONS, in which AGCom imposed a fine of 696,000 euros for having continued to adopt weekly billing and renewal of offers as from February 16, 2018 in violation of AGCom Resolution 121/17/CONS.

With the judgement published in November 2018, the TAR canceled the pecuniary administrative sanction of 1.16 million euros imposed with Resolution 499/17/CONS, and confirmed the obligation of restitutio in integrum to the fixed-line customers by December 31, 2018. TIM submitted its preventive appeal before the Council of State to interrupt the execution of said decision and, with its ruling of December 20, 2018, the Council of State, in upholding TIM’s appeal, interrupted the effectiveness of the aforesaid decision for the reversal order only, until March 31, 2019. On March 19, 2019, after an additional submission for precautionary suspension by TIM, the Council of State has extended the deadline for the execution of the decision until May 21, 2019 (the date of next hearing).

On November 30, 2018, AGCom published resolution 521/18/CONS with which it imposed a sanction of 1,044,000 euros on TIM. The sanction was imposed for breach of the transparency rules and rights to withdraw in amending the contractual terms and conditions of the mobile offers applied to customers starting from April 8, 2018 following restoration of monthly billing. TIM appealed this resolution to the Regional Administrative Court in January 2019.

Antitrust Case I820

Lastly, on February 19, 2018 the AGCM initiated a I820 preliminary, statutory investigation against the companies TIM, Vodafone, Fastweb, Wind-Tre and the Association of category (ASSTEL) to determine whether an understanding existed aiming to limit competition between the main fixed and mobile telephony operators through the coordination of their respective commercial strategies in violation of art. 101 TFEU.

The alleged coordination, according to AGCM, would have been carried out through the execution of the obligations introduced by Article 19 quinquiesdecies of Legislative Decree no. 148/2017 (converted by Law no. 172/2017) which requires operators of electronic communication services to provide monthly (or more than once a month) invoicing and renewal of the offers for fixed and mobile services. The deadline for the closing of the proceedings is set for March 31, 2019.

On March 21, 2018, AGCM issued a provisional precautionary measure against all the operators involved in the proceedings with which it ordered the suspension, pending the proceedings, of the implementation of the agreement concerning the determination of repricing communicated to users at the time of reformulating the billing cycle in compliance with Law 172/17 and to independently redetermine its commercial strategy. The order with which AGCM confirmed the precautionary measure was published on April 13, 2018.

On June 12, 2018 TIM filed an appeal with the TAR requesting that the AGCM precautionary measure 27112 dated April 11, 2018 be set aside. In its session on June 27, 2018, AGCM took note of the brief submitted by TIM regarding compliance with the precautionary measure.

AGCM, in its session on March 12, 2019 decided to postpone the closing date of the proceeding, initially set on March 31, 2019, to July 31, 2019.

Vodafone Dispute—Universal Service

In a decision published in July 2015, the Council of State rejected the appeal lodged by AGCom and TIM against the judgment of the Lazio Administrative Court (TAR) on the financing of the universal service obligations for the period 1999–2003. With this judgment the judge had granted the appeals by Vodafone, annulling AGCom decisions 106, 107, 109/11/CONS on the renewal of the related proceedings, which included Vodafone among the subjects required to contribute, for a sum of approximately 38 million euros. Essentially, the judgment confirms that the Authority has not demonstrated the particular degree of “replaceability” between fixed and mobile telephony for mobile operators to be included among the subjects required to repay the cost of the universal service, which means that AGCom needs to issue a new ruling.

TIM has filed an application with AGCom to renew the proceedings, and an appeal against the judgment of the Court of Appeal to the Court of Cassation (which subsequently ruled that the appeal was inadmissible).

In April 2016 Vodafone appealed against the Ministry of Economic Development (MISE) and TIM to the Council of State, for non-compliance with the judgment of the Council of State. This appeal referred to AGCom decision 109/11/CONS (2003 yearly payment, on the basis of which Vodafone had paid the sum of approximately 9 million euros as contribution, restitution of which was requested).

In its judgment of November 2016, the Council of State rejected the appeal, referring to the Regional Administrative Court (TAR) the decision on the methods of compliance. In February 2017, Vodafone presented the Lazio Regional Administrative Court with four new appeals against the Ministry of Economic Development and TIM regarding observance of the ruling, upheld on appeal, countermanding the resolutions for the years 1999–2003 and repayment of the amounts of around 38 million euros already paid to the Ministry of Economic Development as a contribution.

In its June 2018 judgment, the TAR rejected all of Vodafone’s appeals, and, as requested by TIM, expressly affirmed that AGCom must renew the proceedings, particularly with regard to the determination of the degree of replaceability between fixed and mobile telephony. Vodafone has appealed the four judgments to the Council of State.

Dispute on “Adjustments to license fees” for the years 1994–1998

With respect to the judgments sought in previous years concerning the Ministry of Communications’ request for payment of the balance of the amounts paid in concession charges for the years 1994-1998 (for a total of 113 million euros), the Administrative Court (TAR) for Lazio rejected the Company’s appeal against the request for adjustment of the license fee for 1994 in the amount of approximately 11 million euros, 9 million euros of which against turnover not received due to bad debts. TIM lodged an appeal.

With two further judgments the Administrative Court (TAR) for Lazio, reiterating the reasons expressed previously, also rejected the appeals in which the Company challenged the requests for payment of outstanding balances of license fees for the years 1995 and 1996-1997-1998, in the amount of approximately 46 million euros. TIM has appealed before the Council of State also against these judgments.

With regard to a portion of the 1998 fee adjustment (approximately 41 million), the Lazio TAR, by order of December 2018, suspended the judgment, raising preliminary questions with the EU Court of Justice on the correct scope of EC Directive n. 97/13 (in the matter of general authorizations and individual licenses in the field of telecommunications services on the basis of the currently pending litigation on the 1998 license fee and illustrated in a subsequent paragraph). The referred questions are based, inter alia, on the question posed to the Court of Justice on the possible conflict between the aforementioned EC Directive 97/13 and national law, which extended the obligation for telecommunications license-holders to pay the license fee for 1998 (commensurate with a portion of turnover), despite the liberalization process underway.

Olivetti—Asbestos exposure

In September 2014 the Ivrea Public Prosecutor’s Office closed the investigations into the alleged exposure to asbestos of 15 former employees of the company “Ing. C. Olivetti S.p.A.” (now TIM S.p.A.), “Olivetti Controllo Numerico S.p.A”, “Olivetti Peripheral Equipment S.p.A.”, “Sixtel S.p.A.” and “Olteco S.p.A” and served notice that the investigations had been concluded on the 39 people investigated (who include former Directors of the aforementioned companies).

On December 2014 the Ivrea Public Prosecutor’s Office formulated a request for 33 of the 39 people originally investigated to be committed for trial, and at the same time asked that 6 investigations be archived.

During the preliminary hearing, which started in April 2015, TIM assumed the role of civilly liable party, after being formally summonsed by all 26 civil parties (institutions and natural persons) joined in the proceedings. At the end of the preliminary hearing, 18 of the original 33 persons accused were committed for trial. The trial started in November 2015, and, as the party liable for damages, the Company has reached a settlement agreement with 12 of the 18 individuals (heirs/injured persons/family members) who are civil parties to the dispute and they have, therefore, withdrawn the claim for damages against TIM.

In the judgment of first instance, in July 2016, 13 of the 18 defendants were found guilty, with sentences ranging from 1 year to 5 years of imprisonment: four of the defendants were found not guilty, and one case was dismissed for health reasons. The defendants were also sentenced to pay compensation, jointly and severally with the party liable for damages TIM, of an overall sum of approximately 1.9 million euros as a provisional payment to INAIL and 6 heirs who were not part of the settlement. A generic judgment to pay compensation for damages to the remaining damaged parties (entities/unions/associations) was issued, although they must in any case ask the civil court to quantify the damages.

The Company has challenged the reasons for the first instance ruling and the proceedings are now pending before the Court of Appeal of Turin. The Company also signed settlement agreements with the last 6 heirs that were civil party, reaching settlements with all the heirs and family members who had been civil parties in the criminal proceedings. The only civil parties to the appeal were organizations and associations.

In April 2018, the Turin Appeal Court, overturning the judgment of the Court of the first instance, found all the accused not guilty “because there was no case to answer for all the charges”. In its considerations, filed in October 2018, the Court recognized that there was no causal link between the individual behavior of the accused persons and the death of the former workers. The Public Prosecutor’s Office at the Turin Appeal Court appealed to the Court of Cassation against this judgment based on a number of grounds, and requested the Joint Chambers provide clarification regarding the principles to apply in assessing the causal link.

POSTE

Litigation is still pending for lawsuits brought at the end of the 1990s by Ing. C. Olivetti & C. S.p.A. (now TIM) against Poste for the non-payment of services provided under a series of supply agreements for IT goods and services. The judgments handed down on first instance ruled partially in favor of the former Olivetti, but were challenged by Poste in individual appeals.

In 2009, the Rome Court of Appeal confirmed one of the credit claims of TIM, however in another judgment the same Court declared one of the disputed agreements null and void. Following that judgment, Poste served a writ of execution for the reimbursement of approximately 58 million euros, which TIM rejected given that its appeal against the judgment was still pending before the Supreme Court of Cassation.

In 2012, the Italian Supreme Court of Cassation overturned the Appeal Court ruling on which the writ of execution was based, after which the Rome Court ruled that the enforcement procedure was devoid of purpose as there was no longer any basis for the writ of execution obtained by Poste. The case has been reinstated before another section of the Rome Court of Appeal. In a recent ruling, published on January 25, 2019, the Rome Court of Appeal at the time of proceedings, reversed the Company’s previously unfavorable appeal, confirming the contract’s validity and, with it, the legitimacy of TIM’s view of the amount already collected, of which Poste had requested reimbursement.

Elinet S.p.A. Bankruptcy

The receivers of collapsed Elinet S.p.A., and subsequently the receivers of Elitel S.r.l. and Elitel Telecom S.p.A (the controller of the Elitel group at the time), have appealed in 2014 the judgment with which the Rome Court rejected the claims for compensation made by the receivers of Elinet-Elitel, reproposing a claim for damages totaling 282 million euros. The claims made involve the alleged performance of management and coordination activities of the plaintiff, and with it the Elitel group (alternative operator in which TIM has never had any type of interest), allegedly enacted by playing the card of trade receivables management. TIM filed an appearance, challenging the claims made by the other party.

Brazil—Opportunity Arbitration

In May 2012, TIM and Telecom Italia International N.V. (now merged in Telecom Italia Finance) were served with a notice of arbitration proceedings brought by the Opportunity group, claiming compensation for damages allegedly suffered for presumed breach of a settlement agreement signed in 2005. Based on the claimant’s allegations, the damages relate to circumstances that emerged in the criminal proceedings pending before the Milan Court regarding, inter alia, unlawful activities engaged in by former employees of TIM.

The investigatory phase having been completed, the hearing for oral discussion took place in November 2014, after which the parties filed their concluding arguments in preparation for the decision on the case.

In September 2015, the Board of Arbitration declared the proceedings closed, as the award was going to be filed.

Subsequently, the Board of Arbitration allowed the parties to exchange short arguments and the International Chamber of Commerce (ICC) Court extended the term for the filing of the award.

In September 2016 the ICC Court notified the parties of its judgment, based on which the Board of Arbitration rejected all the claims made by the Opportunity group and decided that the legal costs, administrative costs and costs for expert witnesses should be split between the parties.

In April 2017 the Opportunity group filed an appeal against the arbitration award before the Paris Court of Appeal.

In November 2017, TIM and Telecom Italia Finance received from the Secretariat of the ICC’s International Court of Arbitration notice of a Request for Revision of the arbitration award, filed by the Opportunity group, asking for a new ruling. A Board of Arbitration was subsequently established.

In October 2018, TIM and Telecom Italia Finance requested proceedings with the Paris Court of Appeal to be suspended, in the light of proceedings pending with the ICC Board of Arbitration to review the same arbitration award. In November 2018, the Paris Court of Appeal suspended the proceedings until a decision is made by the Board of Arbitration in the review proceedings.

Brazil—CAM JVCO Arbitration

In September 2015, JVCO Participações Ltda filed a request for arbitration before the Camara de Arbitragem do Mercado (CAM), based in Rio de Janeiro, against TIM, Telecom Italia International, (today merged into Telecom Italia Finance-TIF), Tim Brasil Serviços e Participações S.A. and Tim Participações S.A., claiming compensation for damages due to an alleged abuse of controlling power over TIM Participações. The following October, all the summoned companies entered appearances and filed statements of defense, and Tim Participações, by way of a counter-claim, called for the condemnation of JVCO for abuse of its position as minority shareholder.

A Board of Arbitration was subsequently established, and in May 2016 there was a preliminary hearing, at which the Terms of Reference were signed. After the hearing, the Board of Arbitration issued a procedural order accepting the Group’s request for a preliminary examination of the issue of whether JVCO were entitled to bring proceedings and establishing a provisional schedule for the arbitration. In June the parties exchanged briefs and in their defense TIM, Telecom Italia International, Tim Brasil Serviços e Participações S.A. and Tim Participações S.A. contested the other party’ entitlement to bring proceedings and the standing to be sued of Tim Participações, and disputed that there was any abuse of power. In July 2016, the parties filed their responses. On October 19, 2016 the Board of Arbitration issued a procedural order on the preliminary issue of the capacity of the parties to appear in court, upholding the right of JVCO to bring the claim and the standing to be sued of Tim Participações, and fixing the timetable for subsequent replies by the parties. On November 21 and December 19, 2016 the parties filed further replies. On January 31, 2017, the Board of Arbitration issued a procedural order, ruling on trial questions, summarizing the principal disputed questions in the proceedings and making provision in relation to the preliminary investigation. The parties then indicated the evidence they intend to submit in court. Subsequently the Board of Arbitration fixed the dates for the hearings.

The hearings took place in Rio De Janeiro in June 2017, and were followed by further filings of documentation and pleadings. In March 2018, all the parties to the proceedings filed their final briefs.

On July 23, 2018, the Board of Arbitration issued its final award in which it rejected all requests of JVCO and the counterclaim made by Tim Participações to obtain the condemnation of JVCO for abuse of its position as minority shareholder. It also ordered JVCO to pay 90% of arbitration costs (with TIM, TIF, Tim Brasil Serviços e Participações S.A. and Tim Participações S.A. paying the remaining 10%), and the parties to pay some legal costs directly to the lawyers of the counterparties.

Alfiere S.p.A.—TIM-CDP Immobiliare arbitrations

Alfiere S.p.A. (Alfiere) is a company that is owned equally by TIM and CDP Immobiliare S.r.l. (CDPI), which owns the property complex named “Torri dell’Eur”. It was intended that this property would house the offices of TIM’s General Administration department, after restructuring works and the conclusion of a rental contract. After issues arose relating to the cancellation of the building permit, there was a lengthy dispute before the administrative court, which in the appeal recently confirmed that Alfiere is not required to pay Roma Capitale the sum of 24 million euros by way of concession fee and rejected the damages claim for approximately 300 million euros put forward by the Company against Roma Capitale after the building permit was revoked. To this regard, arbitration proceedings have also started, with TIM making two applications for arbitration of its dispute with CDPI before the arbitration chamber of the Rome Chamber of Commerce. These disputes seek: (i) to determine that CDPI was obliged to indemnify (TIM) in relation to the extraordinary contribution of 24 million euros that local authority Roma Capitale had requested from Alfiere; and (ii) to determine that TIM had no obligation to pay rent for the premises, due to the fact that the property was not handed over by December 31, 2017. As part of this second arbitration case, CDPI has, by way of counterclaim, requested that all the contracts stipulated with TIM in relation to Alfiere be canceled, and TIM ordered to pay compensation for the related damages, quantified as over 88 million euros. In May 2018 the Board of Arbitration combined the aforementioned cases.

With the award granted on December 18, 2018, in accepting TIM’s requests and fully rejecting those of CDPI, the Board of Arbitration established CDPI’s obligation to indemnify TIM as regards the claims made by the Municipality of Rome by way of extraordinary fee, and affirmed non-existence of TIM’s obligation to pay rent for the aforestated real estate complex.

B) OTHER INFORMATION

Mobile telephony—criminal proceedings

In March 2012 TIM was served notice of the conclusion of the preliminary enquiries, which showed that the Company was being investigated by the Public Prosecutor of Milan pursuant to the Legislative Decree n. 231/2001, for the offences of handling stolen goods and counterfeiting committed, according to the alleged allegations, by fourteen employees of the so-called “ethnic channel”, with the participation of a number of dealers, for the purpose of obtaining undeserved commissions from TIM.

The Company, as the injured party damaged by such conduct, had brought two legal actions in 2008 and 2009 and had proceeded to suspend the employees involved in the criminal proceedings (suspension later followed by dismissal). It has also filed an initial statement of defense, together with a technical report by its own expert, requesting that the proceedings against it be suspended, and that charges of aggravated fraud against the Company be brought against the other defendants. In December 2012, the Public Prosecutor’s Office filed a request for 89 defendants and the Company itself to be committed for trial.

During the preliminary hearing, the Company was admitted as civil party to the trial and, in November 2013, the conclusions in the interest of the civil party were filed, reaffirming TIM’s total lack of involvement in the offences claimed.

At the end of the preliminary hearing, which took place in March 2014, the Judge for the Preliminary Hearing committed for trial all the defendants (including TIM) who had not asked for their situation to be settled with alternative procedures, on the grounds that “examination in a trial” was needed. In April 2016, at the end of the first part of the trial, the Public Prosecutor asked for TIM to be sentenced to pay an administrative fine of 900 thousand euros, but decided not to ask for confiscation of any of the presumed profits of the offences (quantified in the committal proceedings as totaling several million euros), based on the assumption that TIM had in any event remedied the presumed organizational inadequacies. While acknowledging the considerable redimensioning of the accusations, the Company has reiterated its total non-involvement in the facts at issue. In November 2016 the Court gave a verdict acquitting the Company on the grounds that there was no case to answer. All the individuals charged were also acquitted on various grounds. The acquittal judgment is not final, as it was challenged in April 2017 by the Public Prosecutor who sought appeal before the Court of Cassation.

The Public Prosecutor appealed the acquittal and appealed to the Court of Cassation per saltum. In January 2019, the Italian Supreme Court of Cassation agreed to the appeal and ordered that the deeds be sent to the Milan Court of Appeal.

Dispute concerning the license fees for 1998

TIM has issued civil proceedings against the Presidenza del Consiglio dei Ministri (the office of the Prime Minister) for compensation of the damage caused by the Italian State through appeal judgment no. 7506/09 by the Council of State that, in the view of the Company, violates the principles of current European community law.

The main claim which the proceedings are founded on is based on community jurisprudence that recognizes the right to assert the responsibility of the State in relation to violation of rights recognized in community law and injured by a judgment that has become definitive, in respect of which no other remedy may be applied. The judgment of the Council of State definitively denied the right of TIM to restitution of the concession charge for 1998 (totaling 386 million euros for Telecom Italia and 143 million euros for the former TIM Company, plus interest), already denied by the Lazio regional administrative court despite the favorable and binding opinion of the European Court of Justice in February 2008 concerning the conflict between EC Directive 97/13 on general authorizations and individual licenses in the telecommunications services industry, and the national regulations that had deferred, for 1998, the obligation to pay the fee payable by telecommunications concession holders, despite the intervening deregulation process. The Company then proposed an alternative compensation claim, within the sphere of the same proceedings, for tort pursuant to art. 2043 of the Italian Civil Code. The compensation claimed has been quantified as approximately 529 million euros, plus legal interest and revaluation. The Avvocatura di Stato filed an appearance and submitted a counterclaim for the same sum. The case is subject to eligibility analysis by the Court, which declared the inadmissibility of TIM’s main claim (case for damages for manifest breach of community law pursuant to law 117/88). However, this decision was amended in favor of the Company on appeal. In March 2015 the Rome Court issued its judgment in the first instance, declaring the Company’s application inadmissible. TIM has appealed the decision, and the case is now pending the hearing specifying the nature of the forms of order sought.

Vodafone (previously TELETU)

There is a pending litigation for compensation started by TIM with a summons dated February 2012 against the operator TELETU (now incorporated into Vodafone) for unlawful refusals regarding reactivation with TIM of the competitor’s customers. The claim was quantified as approximately 93 million euros.

Other liabilities connected with the disposal of assets and investments

Within the scope of agreements for the sale of assets and companies, the TIM Group committed to indemnifying the purchasers in the event of liabilities mainly arising in connection with issues of a legal, tax, social security or labor law nature, at an amount normally set as a percentage of the purchase price.

The contingent liabilities in question amount to approximately 500 million euros. Accordingly, a total of approximately 20 million euros in provisions for risks were allocated to cover only those cases considered likely to result in the payment of an indemnity.

In relation to other sales of assets and investments, the TIM Group committed to the payment of other indemnities relating to specific contractual provisions. The contingent liability connected with such indemnities cannot be presently determined.

C) COMMITMENTS AND GUARANTEES

Guarantees, net of back-to-back guarantees received, amounted to 33 million euros.

The guarantees provided by third parties for Group company obligations, amounting to 6,979 million euros, refer to guarantee financing from banks and other financial institutions consisting of guarantees for loans received (1,255 million euros) and performance guarantees under outstanding contracts (5,724 million euros).

In particular, we report:

•

The TIM Group issued six guarantees to the Ministry of Economic Development for a total of 1,922 million euros for the deferment of the payment of the amount due for the acquisition of the user rights to frequencies in the 694-790 MHz, 3600-3800 MHz and 26.5-27.5 GHz bands, which will be reserved for 5G mobile telecommunications services.

•	The insurance guarantees of 739 million euros, which include guarantee financing by the TIM Group in applying legal provisions for contracts of Public Administrations and similar bodies.

In May 2018, as disclosed above, TIM issued a surety to the Prime Minister’s Office for 74.3 million euros to secure an appeal to the Lazio Administration Court for a provisional stay of the administrative fine levied on TIM following the preliminary investigation connected with the penalty proceeding initiated under the Golden Power rule.

Main guarantees for loans at December 31, 2018

Issuer	Amount (millions of euros) (1)
SACE	368
BBVA—Banco Bilbao Vizcaya Argentaria	210
Cassa Depositi e Prestiti	158
Intesa Sanpaolo	115
Ing	105
Unicredit	105
Commerzbank	57
Banco Santander	52
Sumitomo Mitsui Banking	52

1)

The amounts shown in the table relate to loans issued by the EIB for the TIM Broadband Digital Divide, TIM Ricerca & Sviluppo Banda Larga, TIM Rete Mobile a Banda Larga, and TIM RDI for Broadband Services projects.

It is noted that:

•

the guarantee totaling 105 million euros of ING relating to the loan granted by the EIB for the TIM Broadband Research and Development Project, paid back upon maturity for 100 million euros, is valid for 6 months following repayment (i.e., until March 30, 2019), as set forth in the contract to protect against clawback risk;

•

the guarantees amounting to 52 million euros of Santander, 52 million euros of Sumitomo and 105 million euros of SACE relating to the loan granted by the EIB for the TIM Broadband/B-C-D Research and Development Project, paid back upon maturity for 200 million euros, are valid for 6 months following repayment (i.e., until April 12, 2019), as set forth in the contract to protect against clawback risk;

•

the guarantees amounting to 210 million euros of BBVA-Banco Bilbao Vizcaya Argentaria and 105 million euros of Unicredit relating to the loan granted by the EIB for the TIM Broadband Digital Divide/C-D Research and Development Project, paid back upon maturity for 300 million euros, are still valid for 6 months following repayment (i.e., until June 20, 2019), as set forth in the contract to protect against clawback risk.

There are also surety bonds on the telecommunication services in Brazil for 244 million euros.

D) ASSETS PLEDGED TO GUARANTEE FINANCIAL LIABILITIES

The contracts for low-rate loans granted by the Brazilian Development Bank BNDES (Banco Nacional de Desenvolvimento Econômico e Social) to Tim Celular, now merged with TIM S.A., for a total equivalent amount of 267 million euros are covered by specific covenants. In the event of non-compliance with these covenants, BNDES will have the right to seek recourse to the collections that pass through the company’s current accounts.